SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    Form 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  October 31, 1997

                        OREGON METALLURGICAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                     Oregon
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


                 0-1339                                   93-0448167
         ------------------------                     -------------------
         (Commission File Number)                     (IRS Employer
                                                      Identification No.)




                     530 34th Avenue S.W., Albany, OR 97321
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)



         Registrant's telephone number, including area code:   (541) 967-9000
                                                               --------------

ITEM 5.  OTHER EVENTS.


     On October 31, 1997, Oregon Metallurgical Corporation, an Oregon corporation (the "Company"), Allegheny Teledyne Incorporated, a Delaware corporation ("ATI"), and Sea Merger Inc., an Oregon corporation ("Sub") and a wholly owned subsidiary of ATI, entered into an Agreement and Plan of Merger ("Merger Agreement"). The Merger Agreement provides for the merger of Sub with and into the Company, subject to, among other customary conditions, the affirmative vote of the holders of at least a majority of all votes entitled to be cast by the holders of the outstanding shares of common stock, $1.00 par value, of the Company ("Company Common Stock")on the record date for the shareholders' meeting. As a result of the merger, the Company will be a wholly owned subsidiary of ATI. At the Effective Time (as defined in the Merger Agreement), each issued and outstanding share of Company Common Stock, other than shares owned by the Company or ATI, will be converted into the right to receive 1.296 shares of the common stock, $.10 par value, of ATI.

     A copy of the Merger Agreement is filed as Exhibit 2.1 to this report. The foregoing description is qualified in its entirety by reference to the full text of the Merger Agreement.

     The Press Release jointly issued by the Company and ATI on October 31, 1997 announcing the merger is included as Exhibit 99.1 to this report and is incorporated by this reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial statements of business acquired: Not applicable.

         (b) Pro forma financial information: Not applicable.

         (c) Exhibits:


             Exhibit Number   Exhibit
             --------------   -------

                 2.1 Agreement and Plan of Merger, dated as of October 31, 1997, among Allegheny Teledyne Incorporated, Sea Merger Inc. and Oregon Metallurgical Corporation.
                99.1 Press Release issued by Oregon Metallurgical Corporation and Allegheny Teledyne Incorporated on October 31, 1997.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    OREGON METALLURGICAL CORPORATION
                                    (Registrant)


Date: November 5, 1997              /s/ Dennis P. Kelly
                                    ------------------------------------------
                                    Dennis P. Kelly
                                    Vice President Finance
                                    Secretary and Treasurer

                                Index to Exhibits

             Exhibit Number   Exhibit

                 2.1 Agreement and Plan of Merger, dated as of October 31, 1997, among Allegheny Teledyne Incorporated, Sea Merger Inc. and Oregon Metallurgical Corporation.
                99.1 Press Release issued by Oregon Metallurgical Corporation and Allegheny Teledyne Incorporated on October 31, 1997.


4